UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

May 23, 2019
Date of Report (Date of earliest event reported)

Commission file number 1-38681		Commission file number 1-15973

NORTHWEST NATURAL HOLDING COMPANY		NORTHWEST NATURAL GAS COMPANY
(Exact name of registrant as specified in its charter)		(Exact name of registrant as specified in its charter)
Oregon	82-4710680	Oregon	93-0256722
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)	(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
220 N.W. Second Avenue, Portland, Oregon 97209 (Address of principal executive offices) (Zip Code) Registrant’s telephone number: (503) 226-4211		220 N.W. Second Avenue, Portland, Oregon 97209 (Address of principal executive offices) (Zip Code) Registrant’s telephone number: (503) 226-4211
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Registrant	Title of each class	Trading Symbol	Name of each Exchange on Which Registered
Northwest Natural Holding Company	Common Stock	NWN	New York Stock Exchange
Northwest Natural Gas Company	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Northwest Natural Holding Company		Emerging growth company		☐
Northwest Natural Gas Company		Emerging growth company		☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.03	Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.
On May 23, 2019, the Boards of Directors (the “Boards”) of each of Northwest Natural Holding Company (“NW Holdings” or the “Company”) and Northwest Natural Gas Company (“NW Natural”) approved the amendment and restatement of each of NW Holdings’ and NW Natural’s Amended and Restated Bylaws (together, the “Bylaws”).

The amendments to the Bylaws were made primarily to:

•	Provide for the position of Vice-Chairman of the Board and specify the duties and responsibilities of such position.

•
Provide that if the Board elects a Vice-Chairman of the Board, the Board shall specify in the resolution electing the Vice-Chairman of the Board the date on which the Vice-Chairman of the Board shall become Chairman of the Board.

•	Provide that in the absence of the Chairman of the Board, the Vice-Chairman of the Board shall exercise the duties of the Chairman of the Board.

•
Provide that the Chairman of the Board shall be a member of the Governance Committee or, alternatively, the Chairman of the Board may designate the Vice-Chairman of the Board as a member of the Governance Committee.

•	Eliminate the prohibition on a retired officer serving as the Chairman of the Public Affairs and Environmental Policy Committee.

The Bylaws that were adopted by the Boards on May 23, 2019 are attached to this Current Report on Form 8-K as Exhibits 3.1 and 3.2, respectively.

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Annual Meeting of Shareholders of NW Holdings was held on May 23, 2019. At the meeting, shareholders voted on the following items:

Proposal 1: The following Class II nominees were elected to serve on the Board of Directors until the 2022 Annual Meeting, or until their successors have been duly qualified and elected:

NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
Class II
Tod R. Hamachek	19,698,207	1,586,807	4,672,200
Jane L. Peverett	20,952,614	332,400	4,672,200
Kenneth Thrasher	20,956,866	328,148	4,672,200
Charles A. Wilhoite	20,430,227	854,787	4,672,200

Proposal 2: The non-binding advisory vote on compensation of the Named Executive Officers was approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
20,590,297	458,596	236,121	4,672,200

Proposal 3:    The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2019 was ratified.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
25,367,724	472,316	117,174	N/A

Item 8.01	Other Events.
On May 23, 2019, NW Holdings’ Board of Directors approved an extension to the Company’s share repurchase program for our common stock, under which the Company purchases shares on the open market or through privately negotiated transactions. The Company now has Board authorization through May 31, 2022 to repurchase up to an aggregate of 2.8 million shares or up to an aggregate of $100 million. Since the program’s inception in 2000, the Company has repurchased 2.1 million shares of common stock at a total cost of $83.3 million.

Forward-Looking Statements
This report, and other presentations made by NW Holdings and NW Natural from time to time, may contain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as "anticipates," "intends," "plans," "seeks," "believes," "estimates," "expects" and similar references to future periods. Examples of forward-looking statements include, but are not limited to, statements regarding the following: plans, objectives, goals, strategies, or future events, and other statements that are other than statements of historical facts.
Forward-looking statements are based on NW Holdings' and NW Natural’s current expectations and assumptions regarding their respective businesses, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual results may differ materially from those contemplated by the forward-looking statements. NW Holdings and NW Natural caution you therefore against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future operational, economic or financial performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements are discussed by reference to the factors described in Part I, Item 1A "Risk Factors", and Part II, Item 7 and Item 7A "Management’s Discussion and Analysis of Financial Condition and Results of Operations" and "Quantitative and Qualitative Disclosure about Market Risk" in each of NW Holdings' and NW Natural's most recent Annual Report on Form 10-K and in each of Part I, Items 2 and 3 "Management’s Discussion and Analysis of Financial Condition and Results of Operations" and "Quantitative and Qualitative Disclosures About Market Risk", and Part II, Item 1A "Risk Factors", in each of NW Holdings' and NW Natural's respective quarterly reports filed thereafter.

All forward-looking statements made in this report and all subsequent forward-looking statements, whether written or oral and whether made by or on behalf of NW Holdings or NW Natural, are expressly qualified by these cautionary statements. Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

New factors emerge from time to time and it is not possible for NW Holdings or NW Natural to predict all such factors, nor can we assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

See exhibit index below.

EXHIBIT INDEX

Exhibit	Description

3.1	Amended and Restated Bylaws of Northwest Natural Holding Company.
3.2	Amended and Restated Bylaws of Northwest Natural Gas Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWEST NATURAL HOLDING COMPANY
(Registrant)

Dated:	May 30, 2019	/s/ Shawn M. Filippi

Vice President, Chief Compliance Officer & Corporate Secretary

NORTHWEST NATURAL GAS COMPANY
(Registrant)

Dated:	May 30, 2019	/s/ Shawn M. Filippi

Vice President, Chief Compliance Officer & Corporate Secretary